UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2012

Birner Dental Management Services, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-23367	84-1307044
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1777 S. Harrison Street, Suite 1400, Denver, CO	80210
(Address of principal executive offices)	(Zip Code)

(303) 691-0680

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2012, Birner Dental Management Services, Inc. (the “Company”) held its Annual Meeting of Shareholders. The following is a summary of the matters voted on at the meeting as described in the Company’s definitive Proxy Statement dated May 3, 2012, and the voting results for the matters.

1.	The nominees for Class III director were elected to serve for a term expiring in 2015, as follows:

Nominee	Votes For	Votes Withheld
Frederic W.J. Birner	1,300,101	22,667
Mark A. Birner, D.D.S.	1,300,069	22,699

2.	Authorization to increase the number of shares of Common Stock available under the 2005 Equity Incentive Plan from 625,000 to 775,000:

For	Against	Abstain	Not Voted
1,238,178	72,334	12,256	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birner Dental Management Services, Inc.

Date: June 8, 2012	By:	/s/ Dennis N. Genty
Dennis N. Genty Chief Financial Officer, Secretary and Treasurer